                                                               EXHIBIT (n)(1)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                           PURSUANT TO RULE 18f-3

                                      FOR

                                ING FUNDS TRUST


FUNDS                                              CLASSES OF SHARES
-----                                              -----------------
                                       A     B     C     I     M     O     Q     R
                                       -     -     -     -     -     -     -     -
ING Classic Money Market Fund         [X]   [X]   [X]   N/A   N/A   N/A   N/A   N/A
ING GNMA Income Fund                  [X]   [X]   [X]   [X]   [X]   N/A   [X]   N/A
ING High Yield Bond Fund              [X]   [X]   [X]   N/A   N/A   N/A   N/A   N/A
ING Institutional Prime Money Market               No class designation
Fund
ING Intermediate Bond Fund            [X]   [X]   [X]   [X]   N/A   [X]   N/A   [X]
ING National Tax-Exempt Bond Fund     [X]   [X]   [X]   N/A   N/A   N/A   N/A   N/A

                               AMENDED SCHEDULE B

                                     TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                      FOR

                                ING FUNDS TRUST

                       12b-1 DISTRIBUTION AND SERVICE FEES
                           PAID EACH YEAR BY THE FUNDS
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)


FUNDS                                  A     B     C     I     M     O     Q     R
-----                                  -     -     -     -     -     -     -     -
ING Classic Money Market Fund         0.75  1.00  1.00  N/A   N/A   N/A   N/A   N/A
ING GNMA Income Fund                  0.25  1.00  1.00  N/A   0.75  N/A   0.25  N/A
ING High Yield Bond Fund              0.35  1.00  1.00  N/A   N/A   N/A   N/A   N/A
ING Institutional Prime Money Market              No class designation
Fund
ING Intermediate Bond Fund            0.35  1.00  1.00  N/A   N/A   0.25  N/A   0.50
ING National Tax-Exempt Bond Fund     0.35  1.00  1.00  N/A   N/A   N/A   N/A   N/A


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